                                                                    EXHIBIT 10.2

             EXTENSION TO THE AGREEMENT FOR DATA PROCESSING SERVICES
            BETWEEN COMMUNITY SHORES BANK AND FISERV SOLUTIONS, INC.

WHEREAS it is in the best interest of Community Shores Bank (Client) and Fiserv Solutions, Inc. (Fiserv) to extend the relationship represented by the above captioned contract

                                       and

WHEREAS such extension shall provide for terms and conditions in addition to those in the current contract for Exhibit A.

The parties to the agreement hereby agree to the following additional terms and conditions. These are understood to be additional terms except in the instances where they conflict with the original contract in which case the terms of this Extension Agreement will take precedence. All non-conflicting terms and conditions of the original contract will continue to apply during the extension term.

TERM

      The term of this Agreement shall be extended five (5) years from the expiration of the current contract or until January 31, 2012. Each year, beginning no later than January, 2008, the remaining contract term will be reviewed for a one (1) year extension and Client may extend to yield the maximum processing discount.

PROCESSING DISCOUNT:

    Fiserv will discount monthly processing and installation fees for new products and services based on the remaining term of our Agreement. The discount will be applied to all "above the line" products or services and is not applicable to third party or pass-through fees such as network or shipping fees. The discount will be listed as a single line item discount below the totals of the services provided on the invoice.

                          Remaining Contract Term            Processing Discount
                              5 years or more                        18%
                                  4 years                            18%
                                  3 years                            8%
                                  2 years                            0%
                                   1 year                            0%


BASE PROCESSING FEE:

The monthly base processing fee will be as follows:

         Number of Open and Closed
         Loan and Deposit Accounts

         0        --       4,000            .80
         4,001    --       8,000            .75
         8,001    --       12,000           .70
         12,001   --       16,000           .65
         16,001   --       and up           .60



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




ADDITIONAL SERVICES:


TRANSACTION MANAGEMENT SYSTEM

         Onetime Fees:

                  Installation and Training:                  $2,000.00

         On-going Fees:

                  Monthly per open and closed account fee     $0.02
                  Monthly minimum of                          $275.00

U.S. PATRIOT OFFICER

         Onetime Fees:

                  Installation and Training:                  $13,500.00

         On-going Fees:

                  Monthly fee                                 $950.00


OFAC

         Onetime Fees:

                  Installation and Training:                  $960.00

         On-going Fees:


                  Monthly processing Charges  $275.00 minus Prime credit $250.00
                  Quarterly processing        $225.00 minus Prime credit $200.00

         The set-up fee includes the implementation of the online name verification, audit and log reporting, ACH name verification for company and individual, bill payment vendor name verification for vendors maintained in the Bill Payment Module (BPM) and the monthly comparison of Client database to the published OFAC list.


H.S.A. MODULE

         Onetime Fees:

                  Installation and Training:                  $960.00

         On-going Fees:

                  Monthly per open and closed account fee     $0.01
                  Monthly minimum of                          $300.00


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



DOCUMENT DISTRIBUTION

-- the following charges are for the set up of this service at the Brookfield center these fees do not include any Director or software charges required at client location

         Onetime Fees

                  Installation and set up:                    $960.00



ECORP DEMO

- Any updates or changes to the demo will be the on going responsibility of the client.

         Installation and set up:

                  eCorp                                       $1,800.00 reduced
                                                              to $960.00

INTUIT WEB CONNECTION INTERFACE

         Installation and Set up:                             $960.00


SAS70

         Upon availability one electronic copy of this report will be provided to the bank annually at no charge.



In witness whereof, the parties hereto have caused this Extension Agreement to be executed by their duly authorized representatives as of the date indicated below.

Community Shores Bank                  Fiserv Solutions, Inc.

By:    /s/ Heather D. Brolick        By:    /s/ James T. Cross
       ------------------------             -----------------------------------

Name:  Heather D. Brolick            Name:  James T. Cross
       ------------------------             -----------------------------------

Title: President & CEO               Title: President Fiserv ITI Central Region
       ------------------------             -----------------------------------

Date:  6/28/06                       Date:  7/7/06
       ------------------------             -----------------------------------



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